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EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Vivo Participações S.A. (the “Company”) on Form 20 F for the fiscal year ended December 31, 2009, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Cristiane Barretto Sales, Executive Vice President of Finance, Planning and Control and Investor Relations Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002 that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2010

By:	/s/ Cristiane Barretto Sales

Name: Cristiane Barretto Sales
Title: Executive Vice President of
Finance, Planning and Control and
Investor Relations Officer

Ex 13.2 -1